ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000

DATED:   JANUARY 31, 2000

Exhibit 10.23
                        INCENTIVE STOCK OPTION AGREEMENT


         This OPTION AGREEMENT (this "Agreement"), dated as of January 31, 2000, is made by and between ASPAC Communications, Inc., a Delaware corporation (the "Company") and Jeffrey G. Sun, an individual (the "Optionholder").

RECITALS

         WHEREAS, the Optionholder is a valued employee of the Company, and the Company desires to grant the Optionholder further incentives to continue to render valuable services to it in the form of an inducement to acquire a further proprietary interest in the Company by grant of an option to purchase shares of the Company's common stock;

         NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Option and the respective rights and obligations thereunder, the Company and the Optionholder, for value received, hereby agree as follows:

         1.  Grant of Option.
             ----------------
         The Company hereby grants to the Optionholder the right an option to purchase, on the terms and conditions hereinafter set forth, up to an aggregate of 1,000,000 Shares of the Company's common stock at the purchase price of $1.50 per share, according to the provisions set forth herein.

         2.  Transferability and Form of Option.
             ----------------------------------

             2.1  Registration.
                  ------------
             The Option shall be numbered and shall be registered on the books of the Company when issued.

             2.2 Transfer.
                 ---------
             The Option shall be transferable only on the books of the Company maintained at its principal executive offices in Torrance, California or wherever its principal executive offices may then be located upon delivery thereof duly endorsed by the Optionholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Option to the person entitled thereto.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                  2.3 Limitations on Transfer of the Option.
                      --------------------------------------
                  Subject to the provisions of Section 13 hereof, the Option shall not be sold, transferred, assigned or hypothecated by the Optionholder. Unless the context indicates otherwise, the term "Optionholder" shall include any transferee or transferees or designee or designees of the Optionholder pursuant to this subsection 2.3, and the term "Option" shall include any and all options outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

                  2.4 Form of Option.
                      ---------------
                  The text of the Option and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The Option shall be executed on behalf of the Company by its President or other authorized officer, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary.

                  An Option bearing the signature of an individual who was at the time of execution hereof the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Option.

                  The Option shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

                  2.5 Investment Representation of the Optionholder.
                      ----------------------------------------------
                  The Optionholder represents and warrants to, and agrees with, the Company that the Optionholder is acquiring the Option and the Shares issued upon exercise of the Option for its own account, for investment, and not with a view to the sale or distribution of any part thereof, and that the Optionholder does not have any present intention of distributing or selling the same.

                  2.6 Legend on Option Shares.
                  ----------------------------
                  Each certificate for Shares initially issued upon exercise of this Option shall bear a legend substantially in accordance with the following:

                  "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with Section 12 of the Option Agreement pursuant to which they were issued."

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                  Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act") of the securities represented thereby) shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to such restrictions.

                  2.7 Registration Right.
                      -------------------
                  The Optionholder shall have the right to participate in registration statement filed by the Company with the Securities and Exchange Commission covering shares of common stock reserved for issuance under the company's incentive stock option plan or a similar plan.

         3. Exchange of Option Certificate.
            -------------------------------
         Any Option certificate may be exchanged for another certificate or certificates, in amounts of no less than 5,000 Shares each, entitling the Optionholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Optionholder to purchase. To exchange an Option certificate, the Optionholder shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Option to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Option certificate as so requested.

         4. Term of Option; Exercise of Option.
            -----------------------------------
         Subject to the terms of this Agreement, the Optionholder shall have the right, at any time until 5:00 p.m., Los Angeles time, on the fifth anniversary of the date that the options become vested (see Section 5.1), but in no event after January 31, 2010 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Shares which the Optionholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal executive offices of the certificate evidencing the Option to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Option Price (as defined and determined in accordance with the provisions of Sections 9 and 10 hereof), for the number of Shares in respect of which such Option is then exercised, but in no event for less than 5,000 Shares unless less than 5,000 Shares remain issuable upon exercise of the Option. Payment of the aggregate Option Price shall be made in cash or by bank certified check.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                  Upon such surrender of the Option and payment of such Option Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Optionholder and in such name or names as the Optionholder may designate a certificate or certificates for the number of full Shares so purchased upon the exercise of the Option, together with cash, as provided in Section 11 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Option and payment of the Option Price, as aforesaid, notwithstanding that the certificates representing such Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Option shall be exercisable, at the election of the Optionholder, either in full or from time to time in part and, in the event that a certificate evidencing the Option is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Option will be issued by the Company.

         5. Vesting of Options.
            -------------------

                5.1 Vesting.
                    --------
                The Options granted in this agreement are subject to the following vesting provisions. The option grants will become 20% vested on each anniversary of the Date of Grant until fully vested.

                5.2 Accelerated Vesting Upon Termination With Cause.
                    ------------------------------------------------
                In the event that ASPAC Communications, Inc., terminates the Optionees employment for cause, the options will cease vesting on the date of termination.

                5.3 Accelerated Vesting Upon Termination Without Cause.
                    ---------------------------------------------------
         In the event that ASPAC Communications, Inc., terminates the Optionees employment for any reason, other than cause, such Options will continue to vest pursuant to Section 5.1 hereof.

         6. Payment of Taxes.
            -----------------
         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares, provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any secondary transfer of the Option or the Shares.

         7. Mutilated or Missing Option.
            ----------------------------
         In case the certificate or certificates evidencing the Option shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Optionholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Option certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Option and of bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Option certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         8. Reservation of Shares.
            ----------------------
         There has been reserved, and the Company shall at all times keep reserved so long as the Option remains outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Option. The Company will keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Option. The Company will supply such transfer agent, if any, with duly executed shares and other certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 10 hereof.

         9. Option  Price.
            --------------
         The price per share (the "Option Price") at which the Shares shall be purchasable upon the exercise of the Option shall be $1.50, subject to further adjustment pursuant to Section 10 hereof.

         10. Adjustment of Option Price and Number of Shares.
             ------------------------------------------------
         The number and kind of securities purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                10.1  Adjustments.
                      ------------
                The number of Shares purchasable upon exercise of the Option and the Option Price shall be subject to adjustment as follows:

                           (a)  In case the Company shall (i) subdivide its
outstanding Common Stock, (ii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iii) issue by reclassification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of the Option immediately prior thereto shall be adjusted so that the Optionholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 10.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b)  Whenever the number of Shares purchasable upon
the exercise of the Option is adjusted as provided in (a) above, the Option Price payable upon exercise of the Option shall be adjusted by multiplying such Option Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

                           (c)  Whenever the number of Shares purchasable upon
the exercise of the Option or the Option Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Optionholder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of the Company setting forth the number of Shares purchasable upon the exercise of the Option and the Option Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000

                           (d)  For the purpose of this Section 8, the term
"Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement and (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 10, the Optionholder shall become entitled to purchase any shares of the Company other than Common Stock, thereafter the number of such other shares so purchasable upon exercise of the Option and the Option Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 10.

                10.2  No Adjustment for Dividends.
                      ----------------------------
                Except as provided in subsection 10.1 hereof, no adjustment in respect of any dividends shall be made during the term of the Option or upon the exercise of the Option.

                10.3  Preservation of Purchase Rights upon Reclassification,
                      ------------------------------------------------------
Consolidation, etc.
-------------------
                In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Optionholder an agreement that the Optionholder shall have the right thereafter upon payment of the Option Price in effect immediately prior to such action to purchase upon exercise of the Option the kind and amount of shares and other securities and property which the Optionholder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Option been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase Shares under the Option shall terminate on the date of such merger and thereupon the Option shall become null and void but only if the controlling corporation shall agree to substitute for the Option its option which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which the Optionholder would have owned or had been entitled to receive had the Option been exercised immediately prior to such merger.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                The agreements referred to in this subsection 10.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this subsection 10.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                10.4  Statement of Option.
                      --------------------
                Where any adjustment which by reason of Section 10.1(c) hereof is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment and the Option certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Option initially issuable pursuant to this Agreement.

         11. Fractional Interests.
             ---------------------
         The Company shall not be required to issue fractional Shares on the exercise of the Option. If any fraction of a Share would, except for the provisions of this Section 10, be issuable on the exercise of the Option (or specified portion thereof), the Company shall pay an amount in cash equal to the then current market price multiplied by such fraction.

         12. No Rights as Shareholder; Notices to Optionholder.
             --------------------------------------------------
         Nothing contained in this Agreement or in any of the certificates representing the Option shall be construed as conferring upon the Optionholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect to any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Option and prior to its exercise, any of the following events shall occur:

                (a) any action which would require an adjustment pursuant to Section 10.1 or 10.3; or

                (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed; then in any one or more of said events, the Company shall give notice in writing of such event to the Optionholder as provided in Section 14 hereof at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant rights in connection with such action or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         13. Restrictions on Transfer.
             -------------------------
         The Optionholder agrees that prior to making any disposition of the Option or the Shares, the Optionholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Optionholder that in the opinion of counsel satisfactory to the Optionholder (which may be Company counsel) a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act of is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by the Securities and Exchange Commission. Furthermore, the Optionholder acknowledges that the Shares are restricted securities, as that term is defined in the Act and, as such, any resale of the Shares as permitted by this Section 13 may only be made pursuant to a Registration Statement under the Act or an exemption from registration under the Act, including Rule 144 promulgated under the Act.

         14. Notices.
             --------
         Any notice pursuant to this Agreement by the Company or by the Optionholder shall be in writing and shall be deemed to have been duly given if delivered, including by telecopy, or mailed by certified mail, return receipt requested:

             (a) If to the Optionholder: Jeffrey G. Sun
                                         c/o ASPAC Communications, Inc.
                                         21221 S. Western Ave., Suite 215
                                         Torrance, CA 90501




             (b) If to the Company:      ASPAC Communications, Inc.
                                         Attn:    Amy Zhang, Corporate Secretary
                                         21221 S. Western Ave., Suite 215
                                         Torrance, CA 90501

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


or to such other address as either party shall designate by written notice, similarly given, to the other party. Any notice if given or made by certified or registered first class mail letter, return receipt requested, shall be deemed to have been received on the earlier of the date actually received or the date three (3) days after the same was posted (and in proving such it shall be sufficient to prove that the envelope containing the same was properly addressed and posted as aforesaid) and if given or made by telecopy transmission shall be deemed to have been received at the time of dispatch, unless such date of deemed receipt is not a business day on which banks are open in Los Angeles, California, in which case the date of deemed receipt shall be the next succeeding business day on which banks are open in Los Angeles, California.

         15. Successors.
             -----------
         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Optionholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

         16. Survival of Representations and Warranties.
             -------------------------------------------
         All statements contained in any schedule, exhibit, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive, except that, if a party hereto has or, with the exercise of due care would have, actual knowledge at the date hereof of facts which would constitute a breach of the representations and warranties contained herein, such breaches shall be deemed waived by such party if such party consummates the transactions contemplated by this agreement.

         17. Applicable Law.
             ---------------
         This Agreement shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of said State.

         18. Benefits of this Agreement.
             ---------------------------
         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Optionholder any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company and the Optionholder.

         19. Counterparts.
             -------------
         This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but when taken together shall constitute but one and the same instrument.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the date and year first above written.


Date:    January 31, 2000           For:    ASPAC COMMUNICATIONS, INC.



                                    By:      /S/ Marc Mayeres, Chairman
                                             --------------------------
                                             Marc Mayeres, Chairman


Date:    January 31, 2000           For:     OPTIONHOLDER



                                    By:      /S/ Jeffrey G. Sun, CEO
                                             -----------------------
                                             Jeffrey G. Sun

                                                                       EXHIBIT A

                       OPTION TO PURCHASE 1,000,000 SHARES
                               OF COMMON STOCK OF

                           ASPAC COMMUNICATIONS, INC.
                           --------------------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                This certifies that, for value received, Jeffrey G. Sun, the registered holder hereof or assigns (the "Optionholder") is entitled to purchase from ASPAC Communications, Inc., (the "Company"), at any time subject to the terms of the Option Agreement referred to below until 5:00 p.m., Los Angeles time on the fifth anniversary of the date that the options become vested, but in no event after January 31, 2010, at the purchase price per share as set forth in that certain Option Agreement, dated as of January 31, 2000 (the "Option Price"), the number of shares of Common Stock $0.0001 par value, of the Company set forth above (the "Shares"). The number of Shares purchasable upon exercise of this Option and the Option Price per share shall be subject to adjustment from time to time as set forth in the Option Agreement referred to below.

                 This Option shall be subject to the following:

         "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with Section 12 of the Option Agreement pursuant to which they were issued."

         This Option may be exercised in whole or in part by presentation of this Option with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Option Price (subject to adjustment) at the principal office of the Company, Torrance, California. Payment of such price shall be made at the option of the Optionholder in cash or by bank check.

                 This Option evidences the right to purchase an aggregate of up to 1,000,000 Shares and is issued under and in accordance with the Option Agreement dated, as of January 31, 2000 (the "Option Agreement") between the Company and the Optionholder and is subject to the terms and provisions contained in the Option Agreement, to all of which the Optionholder by acceptance hereof consents.

                 Upon any partial exercise of this Option, there shall be signed and issued to the Optionholder a new Option in respect of the Shares as to which this Option shall not have been exercised. This Option may be exchanged at the office of the Company by surrender of this Option properly endorsed for one or more new Options of the same aggregate number of Shares as are evidenced by the Option or Options exchanged. No fractional shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Options. This Option is transferable at the office of the Company in the manner and subject to the limitations set forth in the Option Agreement.

                 This Option does not entitle any Optionholder to any of the rights of a shareholder of the Company.

                                  ASPAC Communications, Inc.


                                  By: /S/ Marc Mayeres
                                      ----------------
                                      Marc Mayeres
                                  Its: Chairman



Attest: __________________________________



Secretary

Dated: January 31, 2000

                       -----------------------------------

                                  PURCHASE FORM


------------------------
------------------------
------------------------

                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Option for, and to purchase thereunder, _____ shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of: (Please Print Name, Address and Social Security Number) ________________________________
________________________________________________________________________________
_____________________________________________________________ and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Option certificate for the balance of the Shares purchasable under the within Option certificate be registered in the name of the undersigned Optionholder or his Assignee as below indicated and delivered to the address stated below:

                  Dated:____________________, 20__

                  Name of Optionholder:



(Please Print)

Address:_____________________________________________________

Signature:___________________________________________________

         Signature Guaranteed:

Note: The above signature must correspond with the name as written upon the face of this Option certificate in every particular, without alteration or enlargement or any change whatever, unless this Option has been assigned.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000

                                   ASSIGNMENT
                  (To be signed only upon assignment of Option)



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ______________________________________________________ (Name and
Address of Assignee Must Be Printed or Typewritten)
________________________________________________________________________________
_______________________________________________________________ the within
Option hereby irrevocably constituting and appointing _____________________ as Attorney-in-Fact to transfer said Option on the books of the Company, with full power of substitution in the premises.

                  Dated:_______________, 200_


                                      -------------------------------
                                      Signature of Registered Holder

                  Signature Guaranteed:______________________________

Notice: The signature of this assignment must correspond with the name as it appears upon the face of the within Option certificate in every particular, without alteration or enlargement or any change whatever.